UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-2958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2011

Item 1: Report to Shareholders

Emerging Markets Local Currency Bond Fund	June 30, 2011

The views and opinions in this report were current as of June 30, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

International bonds generated good overall returns in the first half of 2011. The ongoing European debt crisis and Japanese earthquake disaster put heavy pressure on non-U.S. developed market bonds, but they posted solid gains nonetheless thanks to strong first-half performance and a weaker U.S. dollar. Emerging markets debt performed well amid robust capital inflows, which also contributed to significant currency appreciation. In this volatile environment, the International Bond Fund, Emerging Markets Bond Fund, and Emerging Markets Local Currency Bond Fund performed well in absolute terms but posted mixed results versus their benchmarks.

MARKET ENVIRONMENT

Non-U.S. developed market debt managed modest overall gains in local currency terms over the first six months of 2011, but a weaker U.S. dollar versus many currencies added significantly to returns for U.S. investors. The European debt crisis dominated headlines for much of the period, contributing to a flight to quality that benefited more stable government bonds. The situation in Greece began to look increasingly dire, with growing concerns that the crisis would spill over into other peripheral European markets. Although agreements reached after the end of the reporting period alleviated many of the short-term risks arising from Greece’s troubles, problems remain in other peripheral markets. Japanese bonds recovered some of their luster in the latter half of the period after the tragic earthquake and tsunami shocked the economy and markets. Nascent signs of recovery were evident toward the end of the period, however, as data showed improvements in industrial production.

Emerging markets debt also posted solid gains for the period, outpacing U.S. bonds but lagging non-U.S. developed market debt. Capital inflows remained strong despite a mixed bag of political and economic news as strong fundamentals and rising economic growth offset political and social turmoil in the Middle East and North Africa. Europe’s sovereign debt troubles had a marginal impact on emerging markets debt through the period. As the ongoing inflows continued to drive emerging market currency appreciation, Brazil raised a tax on short-term corporate borrowing abroad to 6% in an attempt to slow the rise of the real. Other emerging market central banks continued to carry out dollar purchase programs in an effort to avoid rising exchange rates. Emerging market corporate debt outpaced sovereign debt during the first half of the period but lagged over the last three months.

INTERNATIONAL BOND FUND

The International Bond Fund returned 5.56% for the six months ended June 30, 2011, performing in line with the Barclays Capital Global Aggregate Ex-U.S. Dollar Bond Index and modestly outpacing its Lipper peer group average. (Returns for the fund’s Advisor Class varied slightly due to its different fee structure.)

Country selection and duration positioning were largely positive to relative performance for the period. Emerging market bonds denominated in local currencies helped returns as yields declined on strong investor demand. An overweight position in core European government bonds and an underweight in troubled peripheral markets also boosted performance. Additionally, our Mexican and South African bonds proved beneficial as benign inflation offered little incentive for central banks to raise interest rates, which could have the effect of hampering bond returns. Our underweight allocation to Japanese government bonds weighed on performance as yields fell amid a flight to quality following the devastating earthquake and tsunami. We remain underweight peripheral euro zone sovereign markets, where we see potential for further pressure from economic weakness and ratings downgrades. We are underweight Italy and Spain and have very limited exposure to Portugal, where we hold no government debt and a single corporate bond.

Sector and security selection were also positive. The strong first-quarter performance of our European corporate bonds drove returns, although we gave back some of these gains in May and June as the European debt crisis intensified. We avoided peripheral European bank bonds, which helped returns as fears of sovereign debt problems spreading to the banking system caused the sector to underperform. Our European securitized debt and government-related sectors rose during the period, but an underweight position versus our benchmark detracted from relative returns. Our overweight stance in European investment-grade corporate bonds continues, and we also favor a smaller position in emerging market sovereign and corporate U.S. dollar-denominated bonds.

Our euro and U.K. sterling denominated sub-investment-grade debt boosted results as fundamentals for the asset class improved over the period, although some gains were given up in June amid heightened risk aversion. Emerging market corporate bond allocations detracted slightly, especially in the second quarter. We maintain our exposure to European high yield bonds and U.S. dollar-denominated emerging market corporate bonds, as we believe these continue to offer attractive yields.

Active currency selection weighed on returns for the period. Our exposure to select Asian and Latin American currencies, including the South Korean won, Singapore dollar, and Mexican peso, were beneficial as these economies remained relatively strong. Overweight allocations to northern and eastern European currencies such as the Norwegian krone and the Russian ruble also helped returns as rising oil prices in the first half of the period increased demand for the currencies of these oil-exporting countries. However, these gains were offset by an underweight position in the euro, which appreciated against the U.S. dollar on prospects of a quicker economic recovery in the euro zone. Our focus on the British pound versus the euro also detracted as the U.K. economic recovery failed to gain enough momentum for the Bank of England to raise interest rates. We continue to see the best risk/reward opportunities in currencies. Given the uneven recovery across Europe and the ongoing sovereign debt risk, we continue to look for opportunities to diversify away from the euro. We maintain strategic overweight positions in selective Asian currencies such as the Malaysian ringgit, South Korean won, and Singapore dollar, funded by our underweight exposure in the yen and the euro.

EMERGING MARKETS BOND FUND

The Emerging Markets Bond Fund gained 4.57% during the six months ended June 30, 2011, and modestly underperformed the JPMorgan Emerging Markets Bond Index Global and its Lipper peer group average. Our emerging market corporate exposure benefited returns in the first half of the period, but the gains were largely erased over the second half amid broad risk aversion and the poor performance of the Chinese industrial sector and Kazakhstani banks.

Our non-benchmark corporate allocation ranged from 25%-30% of the portfolio during the quarter but detracted from relative results as corporate debt came under pressure. Fraud allegations and concerns surrounding corporate governance in select high yield Chinese industrial companies made headlines throughout the period. Although our fundamental research process helped us to avoid many of these troubled issuers, holdings across the sector weakened as the events highlighted the risks involved with investing in less transparent markets. Although the market reaction to these issues may be somewhat exaggerated, the fallout indicates how vital it is for an investment manager to have solid local market knowledge and contact with company management teams. Our position in BTA Bank, the second largest bank in Kazakhstan, also weighed on performance. Following poor progress on operating improvements announced by the company’s management in June, speculation surged that the bank would be forced to default on its next coupon payment, and the bond’s price fell significantly. However, prices recovered fully after the close of the period when the government announced it would offer state support to the bank. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

We increased our allocation to corporate debt during the period as we selectively participated in the quarter’s heavy new supply to broaden our corporate position. We are especially keen on companies that stand to benefit from growing domestic demand from the emerging market consumer, particularly in Brazil, Russia, China, India, and Mexico. In Russia, we continued to add to the private banking sector, which enjoys a strong growth profile given its underpenetrated operating environment. Specifically, we added to our position in Promsvyazbk Bank, the second-largest private sector bank by assets. The company has a better funding position than local peers, and our banking analysts are impressed by the firm’s management.

Local Brazilian debt boosted results. Our local currency-denominated position is focused on inflation-linked debt, which directly benefits from rising inflationary trends in the country. An underweight allocation to the richly-valued sovereign debt of several less volatile countries, including China, Poland, and Malaysia, also boosted returns relative to the benchmark as these countries underperformed the broader markets. We continued to reduce our local markets allocation during the period, as we anticipate that inflationary pressures in select emerging economies may weaken local bond prices in the near term.

Brazil continues to be our largest absolute allocation, and the largest overweight position relative to the benchmark JPMorgan index. Our holdings include external, local, and corporate debt. Brazil has a healthy reserve position and a diverse mix of commodity exports. We continue to find value in the debt of corporations that stand to profit from Brazil’s growing middle class.

The Middle East and Africa region is our largest regional overweight position. This region is home to some of our frontier market positions, such as Iraq, Ghana, and Gabon. Iraq has been a significant overweight in the portfolio for some time and has the potential to become one of the five largest oil producers in the world given its vast oil reserves. We initiated a small position in the Ivory Coast, as the political conflict that left two presidential candidates declaring victory subsided and ended the ongoing violence in the region. The added clarity regarding the future state of the country helped bonds to rally strongly following our purchase; however, our continued underweight stance compared to the index led the position to detract from relative performance.

EMERGING MARKETS LOCAL CURRENCY BOND FUND
The Emerging Markets Local Currency Bond Fund gained 1.35% since its inception on May 26, 2011, and lagged the JPMorgan Government Bond Index–Emerging Markets Global Diversified. (Returns for the fund’s Advisor Class varied slightly due to its different fee structure.) In the short five weeks since the fund’s inception, a focus on the Vietnamese dong and the Brazilian real relative to the U.S. dollar boosted returns. An underweight allocation to Thai bonds helped returns as yields rose. Brazil’s foreign investment tax was the largest detractor by a wide margin, and the impact was magnified by the fund’s relatively small size. High trading charges also weighed on returns as we continued to build the fund’s portfolio of investments. We would like to welcome our new shareholders to the fund and take this opportunity to review the fund’s rationale and investment approach.

Strategy Review
Profound structural reforms have bought greater political and economic stability to many emerging markets. Heightened monetary and fiscal discipline has helped tame inflation, lessening the need to issue bonds in hard foreign currencies like the U.S. dollar, euro, and yen. As a result, an increasing number of countries now issue debt denominated in their local currencies, offering high credit quality and broad geographic diversification.

The asset class offers several benefits. Since interest rates vary from country to country depending on local economic conditions and monetary and fiscal policies, U.S. investors can benefit from potentially higher yields than those available in the domestic market. Additionally, investors are frequently attracted by the ability to diversify their portfolio’s currency exposure away from the U.S. dollar, yen, and euro into currencies that benefit from stronger economic growth rates.

Leveraging the knowledge and experience gained through 25 years of managing non-U.S. bond portfolios, our team of investment professionals has adopted a multi-step management process for the Emerging Markets Local Currency Bond Fund:

• A rigorous analysis of valuation measures, trading conditions, and the economic and political environment helps to develop a deep understanding of local markets.

• An in-depth risk/return profile of countries and currencies helps to identify the most attractive investment opportunities.

• A detailed asset allocation model includes the calibration of country and currency positions based on market opportunities and the need for diversification.

• Individual securities are carefully screened and selected, with close consideration given to the execution of best-price trades and compliance with established risk parameters.

Investing in emerging local market debt is certainly not without risk, including the currency and political risks unique to international investing. However, we believe the Emerging Markets Local Currency Bond Fund offers an attractive investment opportunity for investors seeking a combination of current income, capital appreciation, and greater diversification for their fixed income investments and who can accept the volatility inherent in the asset class.

OUTLOOK

It is likely that sovereign debt problems in Europe will continue to grab investor attention. On a positive note, the euro zone summit in mid-July reduced the near-term uncertainty related to the specific risks of the Greek market. Nonetheless, the recent weakness and volatility of Spanish and Italian assets are disturbing. Additionally, growth is starting to soften in Europe, and there remains a high level of investor caution regarding both political commitment and debt supply in Europe. Not surprisingly, recent indicators suggest economic weakness in peripheral markets, where we continue to expect downgrades for Portugal and Ireland. Inflation remains problematic. Although the European Central Bank raised interest rates soon after our reporting period ended, expectations for further increases have been pared back considerably, with only one further hike likely over the next 12 months as policy makers try to control inflation without stifling growth.

Japanese economic growth expectations for 2011 have been revised sharply lower, reflecting the impact from earthquake-related disruptions and a sizable drag from inventories toward the end of last year. We still expect a V-shaped recovery, with growth rebounding strongly in the second half of this year into 2012. Encouragingly, electricity disruptions have been less severe than initially feared, and auto production should recover fully by late summer. However, consumer activity remains anemic. The Bank of Japan increased its loan program to help companies affected by the earthquake and is likely to maintain interest rates close to 0% for the foreseeable future.

Disappointing U.S. economic data should continue over the near term. The impact from temporary disruptions earlier in the year—poor weather, the Japanese tragedy, and higher oil prices—should dissipate over time, allowing for stronger growth in the second half of the year. Nonetheless, we expect labor market gains to be modest, meaning that Federal Reserve monetary policy should remain on hold for longer than previously thought, although there is a risk that the initial tightening could come slightly earlier than the market expects. Importantly, a further round of quantitative easing appears unlikely given incipient inflationary pressures. Risks to our modestly positive outlook include significant deterioration of the European debt situation, a repeat of oil supply and price disruptions, and the effectiveness of U.S. debt reduction efforts.

Strong capital inflows should continue to support emerging markets debt. Although it may seem counterintuitive, there are good reasons why interest in the asset class remains high in a period of heightened risk awareness. Credit fundamentals and economic growth rates in emerging markets are generally favorable relative to many highly indebted developed countries. Although developed market debt troubles certainly contribute to risk aversion, they may also drive investors to look at emerging market debt in search of more attractive yields and appreciation potential. To be sure, we expect Europe’s sovereign debt problems to impact risk appetite—and ultimately, credit spreads for emerging market debt—throughout 2011. Additionally, the potential for a sharp rise in U.S. Treasury yields poses a meaningful risk. However, the favorable long-term fundamentals of emerging market debt coupled with the current paucity of attractive fixed income alternatives should continue to support investor inflows. Near-term weakness stemming from global growth concerns may provide an attractive entry point into sovereign and corporate debt in emerging markets.

Effective security selection will become increasingly important as the international bond market grows in size, complexity, and maturity. We believe that the extended reach of T. Rowe Price’s global credit and equity research platforms, combined with our emphasis on professional collaboration within and across departments, gives our portfolio managers a critical edge in evaluating investment opportunities and risks in the global bond market.

Respectfully submitted,

Ian Kelson
President of the International Fixed Income Division, portfolio manager for the International Bond Fund, and chairman of the fund’s Investment
Advisory Committee

Michael J. Conelius
Portfolio manager for the Emerging Markets Bond Fund
and chairman of the fund’s Investment Advisory Committee

Christopher J. Rothery
Co-portfolio manager for the Emerging Markets Local Currency Bond Fund and co-chairman of the fund’s Investment Advisory Committee

Andrew J. Keirle
Co-portfolio manager for the Emerging Markets Local Currency Bond Fund and co-chairman of the fund’s Investment Advisory Committee

July 26, 2011

The committee chairmen have day-to-day responsibility for the portfolios and work with committee members in developing and executing the funds’ investment programs.

RISKS OF INTERNATIONAL BOND INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets, including unpredictable changes in currency values. Investments in emerging markets are subject to abrupt and severe price declines and should be regarded as speculative. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Some countries also have legacies of hyperinflation, currency devaluations, and governmental interference in markets.

International investments are subject to currency risk, a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on a fund’s holdings can be significant and long-lasting depending on the currencies represented in the portfolio, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Further, exchange rate movements are unpredictable, and it is not possible to effectively hedge the currency risks of many developing countries.

Bonds are also subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded, or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price.

GLOSSARY

Barclays Capital Global Aggregate Ex-U.S. Dollar Bond Index: Tracks the performance of government, corporate, agency, and mortgage-related bonds in Europe, the Asia-Pacific region, and Canada.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

J.P. Morgan Emerging Markets Bond Index Global: Tracks U.S. dollar-denominated government bonds of 31 foreign countries.

J.P. Morgan Emerging Markets Bond Index Global Diversified: A capitalization-weighted index that tracks U.S. dollar-denominated government bonds of 31 foreign countries.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed income portfolio is to study the trends reflected by yield curves.

Portfolio Highlights

PRICE AND YIELD

Periods Ended	12/31/10	6/30/11
International Bond Fund		
Price Per Share	$ 9.95	$10.37
Dividends Per Share		
For 6 months	0.13	0.13
For 12 months	0.25	0.26
SEC Yield (30-Day)	2.23%	2.41%
International Bond Fund–Advisor Class		
Price Per Share	$ 9.93	$10.36
Dividends Per Share		
Since Inception 5/26/11	–	0.03
For 6 months	0.11	0.12
For 12 months	0.21	0.23
SEC Yield (30-Day)	1.93%	2.10%
Emerging Markets Bond Fund		
Price Per Share	$13.28	$13.43
Dividends Per Share		
For 6 months	0.43	0.45
For 12 months	0.86	0.88
SEC Yield (30-Day)	6.14%	5.96%
Emerging Markets Local Currency Bond Fund		
Price Per Share	$ –	$10.10
Since Inception 5/26/11	–	0.03
For 6 months	–	–
For 12 months	–	–
SEC Yield (30-Day)	–%	4.65%
Emerging Markets Local Currency Bond Fund–Advisor Class		
Price Per Share	$ –	$10.10
Dividends Per Share		
Since Inception 5/26/11	–	0.03
For 6 months	–	–
For 12 months	–	–
SEC Yield (30-Day)	–%	4.50%

12-month dividends may not equal the combined six-month figures due to rounding. Yields will vary and are not guaranteed.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the International Bond Fund has two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000 ($1,000 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts employing automatic investing; accounts electing to receive electronic delivery of account statements, transaction confirmations, and prospectuses and shareholder reports; accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000); and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

MALAYSIA 4.7%		
Government Bonds 4.7%		
Malaysian Government, 3.814%, 2/15/17	547,000	183
Malaysian Government, 4.24%, 2/7/18	1,010,000	344
Malaysian Government, 4.378%, 11/29/19	1,242,000	427
Malaysian Government, 4.392%, 4/15/26	708,000	241
Total Malaysia (Cost $1,183)		1,195
MEXICO 11.1%		
Corporate Bonds 0.5%		
Pemex Project Funding Master Trust, 5.75%, 3/1/18 (USD)	110,000	121
		121
Government Bonds 10.6%		
Mexican Udibonos, Inflation-Indexed, 4.00%, 6/13/19	1,457,432	137
United Mexican States, 7.25%, 12/15/16	5,050,000	450
United Mexican States, 8.00%, 12/19/13	8,015,000	726
United Mexican States, 8.00%, 12/17/15	3,572,000	328
United Mexican States, 8.50%, 12/13/18	2,040,000	194
United Mexican States, 8.50%, 11/18/38	3,115,000	280
United Mexican States, 10.00%, 12/5/24	3,436,000	365
United Mexican States, 10.00%, 11/20/36	2,139,000	223
		2,703
Total Mexico (Cost $2,817)		2,824
PERU 2.9%		
Government Bonds 2.9%		
Republic of Peru, 6.90%, 8/12/37	462,000	162
Republic of Peru, 7.84%, 8/12/20	468,000	188

Government Bonds 4.4%		
Russian Federation, 7.85%, 3/10/18	30,000,000	1,127
		1,127
Total Russia (Cost $1,493)		1,500
SOUTH AFRICA 11.0%		
Government Bonds 11.0%		
Republic of South Africa, Inflation-Indexed, 2.60%, 3/31/28	143,797	21
Republic of South Africa, 6.75%, 3/31/21	3,976,000	524
Republic of South Africa, 7.50%, 1/15/14	1,077,000	161
Republic of South Africa, 8.00%, 12/21/18	3,246,000	472
Republic of South Africa, 8.25%, 9/15/17	1,700,000	253
Republic of South Africa, 10.50%, 12/21/26	3,629,000	624
Republic of South Africa, 13.50%, 9/15/15	4,085,000	732
Total South Africa (Cost $2,761)		2,787
SUPRANATIONAL 10.5%		
Corporate Bonds 10.5%		
European Bank for Reconstruction & Development 9.25%, 9/10/12 (BRL)	790,000	511
European Investment Bank, 6.50%, 8/12/14 (PLN)	1,003,000	390
European Investment Bank, 10.00%, 9/10/13 (TRY)	446,000	285
Inter-American Development Bank, 6.70%, 10/31/11 (IDR)	2,853,450,000	335
International Bank for Reconstruction & Development 3.00%, 7/31/12 (PLN)	960,000	349
International Bank for Reconstruction & Development 8.75%, 6/15/12 (BRL)	310,000	199
International Finance, 11.25%, 7/17/12 (TRY)	928,000	593
Total Supranational (Cost $2,648)		2,662

(Amounts in 000s)

Forward Currency Exchange Contracts

Counterparty	Settlement	Receive		Deliver		Unrealized Gain (Loss)
Barclays Capital	8/18/11	USD	161	MXN	1,887	—
Barclays Capital	8/18/11	USD	111	PHP	4,833	—
Chase Manhattan Bank	7/14/11	KRW	265,076	USD	244	4
Chase Manhattan Bank	8/18/11	BRL	309	USD	193	3
Chase Manhattan Bank	8/18/11	CLP	70,491	USD	149	1
Chase Manhattan Bank	8/18/11	COP	247,573	USD	139	1
Chase Manhattan Bank	8/18/11	HUF	100,129	USD	529	15
Chase Manhattan Bank	8/18/11	HUF	17,684	USD	97	(1)
Chase Manhattan Bank	8/18/11	IDR	1,696,093	USD	196	1
Chase Manhattan Bank	8/18/11	IDR	1,226,985	USD	143	(1)
Chase Manhattan Bank	8/18/11	MXN	10,114	USD	852	8
Chase Manhattan Bank	8/18/11	MXN	3,472	USD	296	(1)
Chase Manhattan Bank	8/18/11	PEN	269	USD	97	—
Chase Manhattan Bank	8/18/11	PHP	9,555	USD	220	—
Chase Manhattan Bank	8/18/11	PLN	2,951	USD	1,052	19
Chase Manhattan Bank	8/18/11	PLN	420	USD	154	(1)
Chase Manhattan Bank	8/18/11	THB	32,005	USD	1,048	(9)
Chase Manhattan Bank	8/18/11	TRY	232	USD	141	1
Chase Manhattan Bank	8/18/11	TRY	1,322	USD	821	(14)
Chase Manhattan Bank	8/18/11	USD	472	BRL	760	(10)
Chase Manhattan Bank	8/18/11	USD	244	COP	440,615	(5)
Chase Manhattan Bank	8/18/11	USD	93	EUR	64	1
Chase Manhattan Bank	8/18/11	USD	647	EUR	455	(12)
Chase Manhattan Bank	8/18/11	USD	226	HUF	42,192	(3)
Chase Manhattan Bank	8/18/11	USD	204	JPY	16,353	1
Chase Manhattan Bank	8/18/11	USD	482	JPY	39,121	(4)
Chase Manhattan Bank	8/18/11	USD	376	MXN	4,404	1
Chase Manhattan Bank	8/18/11	USD	746	MXN	8,871	(9)
Chase Manhattan Bank	8/18/11	USD	64	PEN	179	(1)
Chase Manhattan Bank	8/18/11	USD	168	PLN	461	1
Chase Manhattan Bank	8/18/11	USD	275	PLN	769	(4)
Chase Manhattan Bank	8/18/11	USD	158	THB	4,865	—
Chase Manhattan Bank	8/18/11	USD	315	TRY	505	7
Chase Manhattan Bank	8/18/11	USD	181	TRY	299	(2)
Chase Manhattan Bank	8/18/11	USD	959	ZAR	6,599	(11)
Chase Manhattan Bank	8/18/11	ZAR	4,917	USD	718	5
Chase Manhattan Bank	9/22/11	MYR	537	USD	176	1
Chase Manhattan Bank	9/23/11	RUB	34,687	USD	1,223	9
Chase Manhattan Bank	9/23/11	USD	347	RUB	9,813	(2)
Chase Manhattan Bank	11/28/11	VND	5,406,200	USD	249	1

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Emerging Markets Local Currency Bond Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the corporation. The fund seeks to provide high income and capital appreciation. The fund has two classes of shares: the Emerging Markets Local Currency Bond Fund original share class, referred to in this report as the Investor Class, offered since May 26, 2011, and the Emerging Markets Local Currency Bond Fund – Advisor Class (Advisor Class), offered since May 26, 2011. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets; no such fees were incurred during the period ended June 30, 2011. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes each class’s net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices. Forward currency exchange contracts are valued using the prevailing forward exchange rate.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on June 30, 2011:

NOTE 3 - DERIVATIVE INSTRUMENTS

During the period ended June 30, 2011, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of June 30, 2011, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the period ended June 30, 2011, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated holdings from adverse currency movements and to gain exposure to currencies for the purposes of risk management or enhanced return. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets, and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the period ended June 30, 2011, the fund’s exposure to forwards, based on underlying notional amounts, was generally between 0% and 37% of net assets.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract value (initial margin deposit); the margin deposit must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. At its election, the fund may also hold additional U.S. dollars and foreign currencies in an account with the broker to settle future variation margin obligations. All cash and currencies held by the broker for initial margin or future settlements are reflected as deposits on futures contracts on the accompanying Statement of Assets and Liabilities. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin, if any. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates and/or currency values, and potential losses in excess of the fund’s initial investment. During the period ended June 30, 2011, the fund’s exposure to futures, based on underlying notional amounts, was generally between 0% and 3% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At June 30, 2011, approximately 89% of the fund’s net assets were invested, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, and/or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Counterparty Risk and Collateral The fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with certain over-the-counter (OTC) financial instruments, including swaps, forward currency exchange contracts, TBA purchase commitments, and OTC options (collectively, covered OTC instruments). Subject to certain minimum exposure requirements (which typically range from $100,000 to $500,000), collateral requirements generally are determined and transfers made based on the net aggregate unrealized gain or loss on all OTC instruments covered by a particular collateral agreement with a specified counterparty. Collateral, both pledged by the fund to a counterparty and pledged by a counterparty to the fund, is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies. Securities posted as collateral by the fund to a counterparty are so noted in the accompanying Portfolio of Investments and remain in the fund’s net assets. In accordance with GAAP, cash pledged by counterparties to the fund is included in the fund’s net assets; however, securities pledged by counterparties to the fund are not recorded by the fund. As of June 30, 2011, no collateral was pledged by either the fund or counterparties.

At any point in time, the fund’s risk of loss from counterparty credit risk on covered OTC instruments is the aggregate unrealized gain on appreciated covered OTC instruments in excess of collateral, if any, pledged by the counterparty to the fund. Counterparty risk related to exchange-traded futures and options contracts is minimal because the exchange’s clearinghouse provides protection against counterparty defaults. In accordance with the terms of the relevant derivatives agreements, counterparties to OTC derivatives may be able to terminate derivative contracts prior to maturity after the occurrence of certain stated events, such as a decline in net assets above a certain percentage or a failure by the fund to perform its obligations under the contract. Upon termination, all transactions would typically be liquidated and a net amount would be owed by or payable to the fund. Generally, for exchange-traded derivatives such as futures and options, each broker, in its sole discretion, may change margin requirements applicable to the fund.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $22,085,000 and $491,000, respectively, for the period ended June 30, 2011.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At June 30, 2011, the cost of investments for federal income tax purposes was $25,396,000. Net unrealized gain aggregated $100,000 at period-end, of which $304,000 related to appreciated investments and $204,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a subadvisory agreement with T. Rowe Price International Ltd, a wholly owned subsidiary of Price Associates, to provide investment advisory services to the fund; the subadvisory agreement provides that Price Associates may pay the subadvisor up to 60% of the management fee that Price Associates receives from the fund.

The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.45% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2011, the effective annual group fee rate was 0.30%.

The Investor Class and Advisor Class are also subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, Price Associates is required to waive its management fee and/or reimburse expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation. Each class is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than the repayment dates indicated in the table below.

Pursuant to this agreement, expenses in the amount of $23,000 were reimbursed by Price Associates during the period ended June 30, 2011. Including these amounts, expenses previously reimbursed by Price Associates in the amount of $23,000 remain subject to repayment at June 30, 2011.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the period ended June 30, 2011, expenses incurred pursuant to these service agreements were $19,000 for Price Associates and less than $1,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of June 30, 2011, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 1,179,063 shares of the Investor Class and 25,084 shares of the Advisor Class, aggregating 48% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	August 17, 2011